SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 12, 2010
                Date of Report (Date of Earliest event reported)


                                 BIO-CLEAN, INC.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       333-149857               26-0338889
(State or other Jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

895 Dove Street, 3rd Floor, Newport Beach, CA                     92660
  (Address of principal executive offices)                      (Zip code)

       Registrant's telephone number, including area code: (949) 955-7979


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT

     On April 12, 2010 the Company dismissed its independent account, Ronald R. Chadwick, P.C. Certified Public Accountant. The report of Ronald R. Chadwick, P.C., Certified Public Accountant for the fiscal year ended December 31, 2008 contained no adverse opinion, disclaimers of opinion nor were they modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern. The decision to dismiss Ronald R. Chadwick, P.C. Certified Public Accountant was made by the Board of Directors on April 12, 2010. At no time during the fiscal year ended December 31, 2008, nor during the interim period from January 1, 2009 through April 12, 2010, were there any disagreements with Ronald R. Chadwick, P.C., Certified Public Accountant, whether or not resolved, on any matter of accounting principles or practices, financials statement disclosures or auditing scope or procedure. The Company provided Ronald R. Chadwick, P.C., Certified Public Accountant with a copy of this Form 8-K prior to filing with the Securities and Exchange Commission and requested a response thereto by Ronald R. Chadwick, P.C., Certified Public Accountant. A copy of the letter of Ronald R. Chadwick, P.C., Certified Public Accountant concerning the cessation of his appointment as the Company's principal accountant is attached hereto as Exhibit 16.1.

     On April 12, 2010, the Company engaged the firm of Seale & Beers, Certified Public Accountants, of Las Vegas, Nevada as independent accountants for the Company. Prior to April 12, 2010, neither the Company, nor anyone on its behalf, had consulted with Seale & Beers, Certified Public Accountants concerning the accounting principles of any specific completed or contemplated transaction, any type of audit on the Company's financial statements or any other material factor which might be considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

    16.1  Letter from Ronald R. Chadwick, P.C., Certified Public Accountant

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2010                      BIO-CLEAN, INC.


                                          By: /s/ E.G. Marchi
                                             -----------------------------------
                                          Name:  E. G. Marchi
                                          Title: Director


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